UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 9, 2007 (April 6, 2007)
WELLSFORD REAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland

(State or Other Jurisdiction of Incorporation)
1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, New York, NY	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 838-3400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2007, the Board of Directors of the Company amended the Amended and Restated Bylaws of the Company ("Second Amendment") to change the date for the annual meeting of stockholders to the 31-day period between May 15 and June 14 in each year. A copy of the Second Amendment to the Amended and Restated Bylaws of the Company is filed as Exhibit 3.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	3.1	Second Amendment to Amended and Restated Bylaws of Wellsford Real Properties, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WELLSFORD REAL PROPERTIES, INC.

	By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi Vice President, Chief Financial Officer
Date: April 9, 2007

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